                                                                     Exhibit 4.C
                -----------------------------------------------

                             Inland Steel Company


                                      To


                      The First National Bank Of Chicago


                                      And


                                John G. Finley
                                  As Trustees


                            ----------------------

                      Thirty-Fifth Supplemental Indenture

                            ----------------------



                           Dated as of July 29, 1996

                -----------------------------------------------

                                           This Instrument Prepared By
                                           And When Recorded Return to:

                                           Virginia M. Dowling, Esq.
                                           Law Department
                                           Inland Steel Company
                                           30 West Monroe Street
                                           Chicago, Illinois  60603

     Thirty-Fifth Supplemental Indenture dated as of July 29, 1996 made by Inland Steel Company, a corporation organized and existing under the laws of the State of Delaware (hereinafter sometimes called the "Company"), party of the first part, to The First National Bank of Chicago, a national banking association having its office in the City of Chicago, State of Illinois (hereinafter sometimes called the "Corporate Trustee"), and John G. Finley, of the City of Naperville, State of Illinois (hereinafter sometimes called the "Individual Trustee"), as successor trustees under the First Mortgage from the Company to First Trust and Savings Bank and Melvin A. Traylor, as Trustees, dated April 1, 1928, parties of the second part (the Corporate Trustee and the Individual Trustee being hereinafter collectively sometimes called the "Trustees"):

     Whereas, the Company heretofore executed and delivered to First Trust and Savings Bank and Melvin A. Traylor, as Trustees (the Corporate Trustee being the successor corporate trustee to said First Trust and Savings Bank and the Individual Trustee being the successor individual trustee to said Melvin A. Traylor), its First Mortgage Indenture, dated April 1, 1928 (the term "First Mortgage" wherever used herein meaning and including, unless the context shall otherwise require, said First Mortgage Indenture, dated April 1, 1928, as amended, and all indentures supplemental thereto), to secure the payment of the principal of and interest on bonds of the Company to be known as the "First Mortgage Bonds" of the Company (hereinafter sometimes called the "Bonds"); and

     Whereas, there have heretofore been authenticated and delivered by the Corporate Trustee (or its predecessor) under the First Mortgage (a) $30,000,000 aggregate principal amount of First Mortgage Sinking Fund Four and One-Half Per Cent. Gold Bonds, Series A, dated April 1, 1928 and maturing April 1, 1978, and
(b) $15,000,000 aggregate principal amount of First Mortgage Sinking Fund Four and One-Half Per Cent. Gold Bonds, Series B, dated February 1, 1931 and maturing February 1, 1981, and (c) $10,000,000 aggregate principal amount of First Mortgage Three Per Cent. Serial Bonds, Series C, dated January 1, 1936 and maturing serially in the principal amount of $1,000,000 on January 1 of each year from 1937 to 1946 (inclusive), and (d) $35,000,000 aggregate principal amount of First Mortgage 3-3/4% Bonds, Series D, dated February 1, 1936 and maturing February 1, 1961, and (e) $10,000,000 aggregate principal amount of First Mortgage 3% Bonds, Series E, dated January 15, 1937 and maturing January 15, 1952, and (f) $36,000,000 aggregate principal amount of First Mortgage 3% Bonds, Series F, dated April 1, 1940 and maturing April 1, 1961, and (g) $50,000,000 aggregate principal amount of First Mortgage 2.65% Bonds, Series G, dated November 1, 1946 and maturing November 1, 1976, and (h) $20,000,000 aggregate principal amount of First Mortgage 3% Bonds, Series H, dated August 1, 1948 and maturing August 1, 1978, and (i) $25,000,000 aggregate principal amount of First Mortgage 3.20% Bonds, Series I, dated March 1, 1952 and maturing March 1, 1982, and (j) $50,000,000 aggregate principal amount of First Mortgage 3-1/2% Bonds, Series J, dated July 1, 1956 and maturing July 1, 1981, and (k) $50,000,000 aggregate principal amount of First Mortgage 4-3/8% Bonds, Series K, dated July 1, 1957 and maturing July 1, 1987, and (l) $50,000,000 aggregate principal amount of First Mortgage 4-1/2% Bonds, Series L, dated February 1, 1959 and maturing February 1, 1989, and (m) $50,000,000 aggregate principal amount of First Mortgage 6-1/2% Bonds, Series M, dated December 1, 1967 and maturing December 1, 1992, and (n) $50,000,000 aggregate principal amount of First

Mortgage 7% Bonds, Series N, dated April 15, 1969 and maturing April 15, 1974, and (o) $100,000,000 aggregate principal amount of First Mortgage 8-3/4% Bonds, Series O, dated July 15, 1970 and maturing July 15, 1995, and (p) $75,000,000 aggregate principal amount of First Mortgage 8-7/8% Bonds, Series P, dated April 15, 1974 and maturing April 15, 1999, and (q) $100,000,000 aggregate principal amount of First Mortgage 9-1/2% Bonds, Series Q, dated September 1, 1975 and maturing September 1, 2000, and (r) $125,000,000 aggregate principal amount of First Mortgage 7.90% Bonds, Series R, dated January 15, 1977 and maturing January 15, 2007, and (s) $26,500,000 aggregate principal amount of First Mortgage 5-3/4% Bonds, Pollution Control Series 1977, dated February 1, 1977 and maturing February 1, 2007, and (t) $52,000,000 aggregate principal amount of First Mortgage 6-1/2% Bonds, Pollution Control Series 1978, dated May 15, 1978 and maturing May 15, 2008, and (u) $150,000,000 aggregate principal amount of First Mortgage 11-1/4% Bonds, Series S, dated June 1, 1980 and maturing June 1, 1990, and (v) $20,000,000 aggregate principal amount of First Mortgage 7-3/8% Bonds, Pollution Control Series 1980 A, dated October 15, 1980 and maturing October 1, 1983, and (w) $25,000,000 aggregate principal amount of First Mortgage 9-3/4% Bonds, Pollution Control Series 1980 B, dated October 15, 1980 and maturing October 1, 2000, and (x) $5,000,000 aggregate principal amount of First Mortgage 10% Bonds, Pollution Control Series 1980 C, dated October 15, 1980 and maturing October 1, 2010, and (y) $10,000,000 aggregate principal amount of First Mortgage 10% Bonds, Pollution Control Series 1982 A, dated December 1, 1982 and maturing December 1, 2012, and (z) $17,000,000 aggregate principal amount of First Mortgage Adjustable Rate Bonds, Pollution Control Series 1982 B, dated December 1, 1982 and maturing December 1, 2012, and (aa) $125,000,000 aggregate principal amount of First Mortgage 12% Bonds Series T, dated December 1, 1991 and maturing December 1, 1998, and (bb) $40,000,000 aggregate principal amount of First Mortgage 6.80% Bonds, Pollution Control Series 1993, dated June 1, 1993 and maturing June 1, 2013, and (cc) $17,000,000 aggregate principal amount of First Mortgage 6.85% Term Bonds, Pollution Control Series 1995, dated June 1, 1995 and maturing December 1, 2012; and

     Whereas, all of said Series A Bonds, Series B Bonds, Series C Bonds, Series D Bonds, Series E Bonds, Series F Bonds, Series G Bonds, Series H Bonds, Series I Bonds, Series J Bonds, Series K Bonds, Series L Bonds, Series M Bonds, Series N Bonds, Series O Bonds, Series P Bonds, Series Q Bonds, Series S Bonds, Series 1980 A Bonds, Series 1980 B Bonds, Series 1980 C Bonds, Series 1982 A Bonds and Series 1982 B Bonds were duly purchased and retired or were duly called for redemption and funds sufficient to redeem the same were, prior to the respective redemption dates, duly deposited with the Corporate Trustee under the First Mortgage, and on or prior to June 1, 1996, Bonds of other outstanding series in respective aggregate principal amounts as follows have been duly purchased for sinking fund and duly retired or duly called for redemption for sinking fund and funds sufficient to redeem the same duly deposited with the Corporate Trustee under the First Mortgage or retired at maturity: Series R Bonds -- $52,524,000; and

     Whereas, (a) under date of February 1, 1931, the Company executed, acknowledged and delivered a Supplemental Indenture to provide for the creation of its First Mortgage Sinking Fund Four and One-Half Per Cent. Gold Bonds, Series B, and (b) under date of February 20, 1931, the Company executed, acknowledged and delivered a Second Supplemental Indenture to subject to the lien of the First Mortgage certain additional property, and (c) under date of February 18, 1933, the Company executed, acknowledged and delivered a Third Supplemental Indenture to effect the exchange of certain mortgaged property, and
(d) under date of December 16, 1935, the Company executed, acknowledged and delivered a Fourth Supplemental Indenture to provide for the creation of its First Mortgage Three Per Cent. Serial Bonds, Series C, and for certain amendments to the First Mortgage, and (e) under date of January 15, 1936, the Company executed, acknowledged and delivered a Fifth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 3-3/4% Bonds, Series D, and for a further amendment to the First Mortgage (which such amendment to the First Mortgage was superseded by amendments to the First Mortgage made by the Sixteenth Supplemental Indenture and the Seventeenth Supplemental Indenture hereinafter referred to), and (f) under date of June 2, 1936, the Company executed, acknowledged and delivered a Sixth Supplemental Indenture to effect the exchange of certain mortgaged property, and (g) under date of October 19, 1936, the Company executed, acknowledged and delivered a Seventh Supplemental Indenture to effect the exchange of certain mortgaged property, and (h) under date of January 15, 1937, the Company executed, acknowledged and delivered an Eighth Supplemental Indenture to provide for the creation of its First Mortgage 3% Bonds, Series E, and for a further amendment to the First Mortgage (which such amendment to the First Mortgage was superseded by an amendment to the First Mortgage made by the Twelfth Supplemental Indenture hereinafter referred to), and (i) under date of March 1, 1940, the Company executed, acknowledged and delivered a Ninth Supplemental Indenture to provide for further amendments to the First Mortgage, and (j) under date of March 15, 1940, the Company executed, acknowledged and delivered a Tenth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 3% Bonds, Series F, and for a further amendment to the First Mortgage and an amendment to said Eighth Supplemental Indenture (which such amendment to the First Mortgage was superseded by an amendment to the First Mortgage made by the Twelfth Supplemental Indenture hereinafter referred to), and (k) under date of January 15, 1945, the Company executed, acknowledged and delivered an Eleventh Supplemental Indenture to subject to the lien of the First Mortgage certain additional property, and (l) under date of November 1, 1946, the Company executed, acknowledged and delivered a Twelfth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 2.65% Bonds, Series G, and for further amendments to the First Mortgage, and (m) under date of July 1, 1948, the Company executed, acknowledged and delivered a Thirteenth Supplemental Indenture to provide for the creation of its First Mortgage 3% Bonds, Series H, and (n) under date of February 1, 1952, the Company executed, acknowledged and delivered a Fourteenth Supplemental Indenture to effect the exchange of certain mortgaged property, and (o) under date of March 1, 1952, the Company executed, acknowledged and delivered a Fifteenth Supplemental Indenture to provide for the creation of its First Mortgage 3.20% Bonds, Series I, and for further amendments to the First Mortgage, and under date of July 1, 1956, the Company executed, acknowledged and delivered a Sixteenth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 3-1/2% Bonds, Series J, and for further amendments to the First Mortgage, and (q) under date of July 1, 1957, the Company executed, acknowledged and delivered a Seventeenth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 4-3/8% Bonds, Series K, and for a further amendment to the First Mortgage, and
 (r) under date of January 15, 1959, the Company executed, acknowledged and delivered an Eighteenth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 4-1/2% Bonds, Series L, and for further amendments to the First Mortgage, and (s) under date of December 1, 1967, the Company executed, acknowledged and delivered a Nineteenth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 6-1/2% Bonds, Series M, and for further amendments to the First Mortgage, and (t) under date of April 15, 1969, the Company executed, acknowledged and delivered a Twentieth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 7% Bonds, Series N, and (u) under date of July 15, 1970, the Company executed, acknowledged and delivered a Twenty-First Supplemental Indenture to provide for the creation of its First Mortgage 8-3/4% Bonds, Series O, and for a further amendment to the First Mortgage, and (v) under date of April 15, 1974, the Company executed, acknowledged and delivered a Twenty-Second Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 8-7/8% Bond, Series P, and for a further amendment to the First Mortgage, and (w) under date of September 1, 1975, the Company executed, acknowledged and delivered a Twenty-Third Supplemental Indenture to subject to the lien of the First Mortgage certain additional properties and to provide for the creation of its First Mortgage 9-1/2% Bonds, Series Q, and (x) under date of January 15, 1977, the Company executed, acknowledged and delivered a Twenty-Fourth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 7.90% Bonds, Series R, and to provide for the future modification of certain provisions of the First Mortgage, and (y) under date of February 1, 1977, the Company executed, acknowledged and delivered a Twenty-Fifth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of the First Mortgage 5-3/4% Bonds, Pollution Control Series 1977, and to provide for the future modification of certain provisions of the First Mortgage, and
 (z) under date of February 1, 1977, the Company executed, acknowledged and delivered a Restated Twenty-Fifth Supplemental Indenture amending and restating said Twenty-Fifth Supplemental Indenture, and (aa) under date of May 15, 1978, the Company executed, acknowledged and delivered a Twenty-Sixth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of the First Mortgage 6-1/2% Bonds, Pollution Control Series 1978 and to provide for the future modification of certain provisions of the First Mortgage, and (bb) under date of June 1, 1980, the Company executed, acknowledged and delivered a Twenty-Seventh Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 11-1/4% Bonds, Series S, and to provide for the future modification of certain provisions of the First Mortgage, and (cc) under date of October 15, 1980, the Company executed, acknowledged and delivered a Twenty-Eighth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 7-3/8% Bonds, Pollution Control Series 1980 A, its First Mortgage 9-3/4% Bonds, Pollution Control Series 1980 B, and its First Mortgage 10% Bonds, Pollution Control Series 1980 C, and to provide for the future modification of certain provisions of the First Mortgage, and (dd) under date of December 1, 1982, the Company executed, acknowledged and delivered a Twenty-Ninth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 10% Bonds, Pollution Control Series 1982 A and its First Mortgage Adjustable Rate Bonds, Pollution Control Series 1982 B and to provide for the future modification of certain provisions of the First Mortgage, and
(ee) under date of November 30, 1983, the Company executed, acknowledged and delivered a Thirtieth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property, and (ff) under date of December 1, 1991, the Company executed, acknowledged and delivered a Thirty-First Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 12% Bonds, Series T and to provide for the future modification of certain provisions of the First Mortgage, and (gg) under date of June 1, 1993, the Company executed, acknowledged, and delivered a Thirty-Second Supplemental Indenture to provide for the creation of its First Mortgage 6.80% Bonds, Pollution Control Series 1993 and to provide for the future modification of certain provisions of the First Mortgage, and (hh) under date of June 1, 1995, the Company executed, acknowledged, and delivered a Thirty-Third Supplemental Indenture to provide for the creation of its First Mortgage 6.85% Term Bonds, Pollution Control Series 1995 and to provide for the future modification of certain provisions of the First Mortgage, and (ii) under date of August 1, 1995, the Company executed, acknowledged, and delivered a Thirty-Fourth Supplemental Indenture to provide for the modification of certain provisions of the First Mortgage; and

     Whereas, (a) said First Mortgage Indenture, dated April 1, 1928, has been duly recorded or registered in the offices of the proper public officials of Cook County, Illinois, Jefferson County, Illinois, Lake County, Indiana, Porter County, Indiana, Floyd County, Kentucky, Pike County, Kentucky, Knott County, Kentucky, Letcher County, Kentucky, Iron County, Michigan, Marquette County, Michigan, Crow Wing County, Minnesota, St. Louis County, Minnesota, and Raleigh County, West Virginia, and (b) said Supplemental Indenture, dated February 1, 1931, has been duly recorded or registered in the offices of the proper public officials of Cook County, Illinois, Jefferson County, Illinois, Lake County, Indiana, Porter County, Indiana, Crow Wing County, Minnesota, and St. Louis County, Minnesota, and (c) said Second Supplemental Indenture has been duly recorded or registered in the offices of the proper public officials of Lake County, Indiana, Floyd County, Kentucky, Pike County, Kentucky, Knott County, Kentucky, Marquette County, Michigan and St. Louis County,

Minnesota, and (d) said Third Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Floyd County, Kentucky, and (e) said Fourth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of each of said counties in which said First Mortgage Indenture has been recorded or registered, and (f) said Fifth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of each of said counties in which said First Mortgage Indenture has been recorded or registered, and (g) said Sixth Supplemental Indenture and said Seventh Supplemental Indenture have been duly recorded or registered in the offices of the proper public officials of Floyd County, Kentucky and Knott County, Kentucky, and (h) said Eighth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of each of said counties (except Letcher County, Kentucky and Iron County, Michigan) in which said First Mortgage Indenture has been duly recorded or registered, and (i) said Ninth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of each of said counties in which said First Mortgage Indenture has been recorded or registered, and (j) said Tenth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of each of said counties (except Letcher County, Kentucky and Iron County, Michigan) in which said First Mortgage Indenture has been recorded or registered, and (k) said Eleventh Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Lake County, Indiana, and (l) said Twelfth Supplemental Indenture and said Thirteenth Supplemental Indenture have been duly recorded or registered in the office of the proper public official of each of said counties in which said First Mortgage Indenture has been recorded or registered, and (m) said Fourteenth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Raleigh County, West Virginia, and (n) said Fifteenth Supplemental Indenture, said Sixteenth Supplemental Indenture, said Seventeenth Supplemental Indenture, and said Eighteenth Supplemental Indenture have been duly recorded or registered in the office of the proper public official of each of said counties in which said First Mortgage Indenture has been recorded or registered, and (o) said Nineteenth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of each of said counties (except Floyd County, Kentucky, Pike County, Kentucky, Knott County, Kentucky, Letcher County, Kentucky and Raleigh County, West Virginia) in which said First Mortgage Indenture has been recorded or registered, and (p) said Twentieth Supplemental Indenture, said Twenty-First Supplemental Indenture, and said Twenty-Second Supplemental Indenture have been duly recorded or registered in the office of the proper public official of each of said counties (except Cook County, Illinois, Floyd County, Kentucky, Pike County, Kentucky, Knott County, Kentucky, Letcher County, Kentucky, and Raleigh County, West Virginia) in which said First Mortgage Indenture has been recorded or registered, and (q) said Twenty-Third Supplemental Indenture, said Twenty-Fourth Supplemental Indenture, said Twenty-Fifth Supplemental Indenture, said Restated Twenty-Fifth Supplemental Indenture, said Twenty-Sixth Supplemental Indenture, said Twenty-Seventh Supplemental Indenture, and said Twenty-Eighth Supplemental Indenture have been duly recorded or registered in the office of the proper public official of each of said counties (except Cook County, Illinois, Floyd County, Kentucky, Pike County, Kentucky, Knott County, Kentucky, Letcher County, Kentucky, Iron County, Michigan, Marquette County, Michigan, Crow Wing County,

Minnesota, St. Louis County, Minnesota and Raleigh County, West Virginia) in which said First Mortgage Indenture has been recorded or registered, and (r) said Twenty-Ninth Supplemental Indenture and said Thirtieth Supplemental Indenture have been duly recorded or registered in the office of the proper public official of each of said counties (except Cook County, Illinois, Jefferson County, Illinois, Porter County, Indiana, Floyd County, Kentucky, Pike County, Kentucky, Knott County, Kentucky, Letcher County, Kentucky, Iron County, Michigan, Marquette County, Michigan, Crow Wing County, Minnesota, St. Louis County, Minnesota and Raleigh County, West Virginia) in which said First Mortgage Indenture has been recorded or registered, and (s) said Thirty-First Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Lake County, Indiana in which said First Mortgage Indenture has been recorded, and (t) said Thirty-Second Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Lake County, Indiana in which said First Mortgage Indenture has been recorded, and (u) said Thirty-Third Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Lake County, Indiana in which said First Mortgage Indenture has been recorded, and
(v) said Thirty-Fourth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Lake County, Indiana in which said First Mortgage Indenture has been recorded; and

     Whereas, Section 20(m) of Article Six of the First Mortgage provides, among other things, that the holders of a majority in aggregate principal amount of the Outstanding Series T Bonds may, with the agreement of the Company, amend the covenants set forth in Sections 20(a) through 20(h), Section 20(k), and Section 20(l) of Article Six of the First Mortgage; and

     Whereas, the holders of at least a majority in aggregate principal amount of the Outstanding Series T Bonds on the date of this Indenture have consented, with the agreement of the Company, to the deletion of the covenants set forth in Sections 20(a) through 20(h), Section 20(k), and Section 20(l) of Article Six of the First Mortgage; and

     Whereas, the Company and the Trustees desire to modify the First Mortgage to delete the covenants set forth in Sections 20(a) through 20(h), Section 20(k), and Section 20(l) of Article Six of the First Mortgage; and

     Whereas, the form, terms and provisions of this Indenture and the execution thereof by the Company have been duly authorized; and

     Whereas, all acts and things prescribed by law and by the Certificate of Incorporation and by-laws, as amended, of the Company and by the First Mortgage have been duly complied with and the Company has executed this Indenture in the exercise of legal rights and powers vested in it, and all things necessary to make this Indenture the valid and binding obligation of the Company and a valid and binding agreement supplemental to the First Mortgage have been done and performed;

                  Now, Therefore, This Indenture Witnesseth:

     That, in order to amend the terms of the First Mortgage as aforesaid, the Company has executed and delivered this Indenture and hereby agrees with the Trustees as hereinafter provided:

                                  ARTICLE ONE

                        AMENDMENTS TO THE FIRST MORTGAGE


     From and after the Acceptance Date (as defined herein), Article Six of the First Mortgage, as heretofore amended, is hereby further automatically amended by deleting in their entirety the following Sections therefrom:

      (a) SECTION 20(a).  Limitation on Debt.
      (b) SECTION 20(b).  Limitation on Restricted Subsidiary Debt and
                          Preferred Stock.
      (c) SECTION 20(c).  Limitation on Restricted Payments.
      (d) SECTION 20(d).  Distributions by Restricted Subsidiaries.
      (e) SECTION 20(e).  Limitation on Liens.
      (f) SECTION 20(f).  Limitation on Sale and Leaseback Transactions.
      (g) SECTION 20(g).  Limitation on Investments in Unrestricted
                          Subsidiaries.
      (h) SECTION 20(h).  Limitation on Transactions with Affiliates.
      (i) SECTION 20(k).  Limitation on Mergers, Consolidations and Certain
                          Sales and Purchases of Assets.
      (j) SECTION 20(l).  Provision of Financial Information.


                                  ARTICLE TWO

                                  THE TRUSTEES

     Section 1. The Trustees hereby accept and enter into this Indenture and the trusts hereby created.

     Section 2. The Trustees shall be entitled, in connection with this Indenture, to all of the exemptions and immunities granted to them, or either of them, by the terms of the First Mortgage.

                                 ARTICLE THREE

                 EFFECT OF THIS INDENTURE ON THE FIRST MORTGAGE

     This Indenture shall take effect and be binding upon execution and delivery by the parties of this Indenture, and the First Mortgage shall thereupon be deemed to be amended as set forth in this Indenture, as fully and with the same effect as if the respective provisions of the First Mortgage, as amended by this Indenture, had been set forth in said First Mortgage Indenture, dated April 1, 1928, as originally executed; provided, however, that the provisions of the First Mortgage referred to in Article One above (such provisions being referred to as the "Amended Provisions") will remain in effect in the form they existed prior to the execution of this Indenture, the deletions and amendments of the Amended Provisions contemplated in Article One above will not become operative, and the terms of the Amended Provisions will not be amended, modified, waived, or deleted, in each case until the date and time (the "Acceptance Date") that the Company accepts for payment pursuant to the Company's Offer to Purchase and Consent Solicitation dated July 1, 1996, as the same may be amended and supplemented through the date hereof, at least a majority of the aggregate principal amount of the Series T Bonds that are Outstanding immediately prior to such acceptance (it being understood that Series T Bonds tendered to, but not yet accepted for payment by, the Company shall not be treated as owned by the Company for purposes of the definition of "Outstanding" herein and in the First Mortgage). Upon the Acceptance Date, the Amended Provisions will be automatically deleted as contemplated in Article One above.

     Any good faith determination by the Company concerning any conditions of the Company's offer to purchase for cash all of the Outstanding Series T Bonds, or the satisfaction thereof, and any waiver by the Company of any such conditions shall be conclusive and binding upon all persons.

     Except as specifically amended or supplemented by this Indenture, all of the provisions of the First Mortgage shall remain and continue in full force and effect and unaffected by the execution of this Indenture.

     This Indenture shall be construed in connection with, and as a part of, the First Mortgage, and the covenants hereof shall be deemed, as to the subject matter of such covenants, covenants of the First Mortgage. Capitalized terms used but not defined in this Indenture shall have the respective meanings assigned to them in the First Mortgage.

     This Indenture may be executed in two or more counterparts, each of which shall be and shall be taken to be an original, and all collectively but one instrument.

     In Witness Whereof, said Inland Steel Company, the party of the first part, has caused this Indenture to be signed in its corporate name by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries, and said The First National Bank of Chicago, one of the parties of the second part, has caused this Indenture to be signed in its corporate seal to be hereunto affixed and attested by one of its Trust Officers, and said John G. Finley, the other of the parties of the second part, has hereunto set his hand and seal, all as of the day and year first above written.

                                    Inland Steel Company


                                    By:  /s/ CYNTHIA C. HEATH
                                         ---------------------
                                             Vice President

Attest:


/s/ MARC JESKE
- --------------------
Assistant Secretary


Signed, sealed and delivered
 by Inland Steel Company
 in the presence of:

/s/ PAMELA M. GOLON
- ----------------------

/s/ BONNIE L. PAYETTE
- ----------------------

                                    The First National Bank of Chicago


                                    By: /s/ R. D. MANELLA
                                        -------------------
                                           Vice President


Attest:


/s/ NOREEN SCAIFE
- --------------------
Trust Officer


Signed, sealed and delivered
 by The First National Bank of
 Chicago in the presence of:

/s/ S. R. TEGULAPALA
- --------------------

/s/ A. LONGINO
- --------------------

                                    By: /s/ JOHN G. FINLEY      (Seal)
                                       ---------------------------------
                                           John G. Finley

Signed, sealed and delivered
 by John G. Finley
 in the presence of:

/s/ S. R. TEGULAPALA
- --------------------

/s/ A. LONGINO
- --------------------

State of Illinois  )
                   )  ss:
County of Cook     )

        I, Regina L. Holland, a Notary Public in and for the County and State aforesaid, Do Hereby Certify that on this 29th day of July, 1996, before me personally came and appeared in person Cynthia C. Heath, a Vice President, and Marc Jeske, Assistant Secretary, respectively, of Inland Steel Company, one of the corporations described in the within, annexed and foregoing indenture, each to me personally known and personally known to me to be a Vice President and an Assistant Secretary, respectively, of said Inland Steel Company, and personally known to me to be the same persons whose names are subscribed to said indenture, who subscribed the same in my presence and who severally acknowledged, and, being by me severally duly sworn, deposed and said: That said Cynthia C. Heath resides in Frankfort, in the State of Illinois, and that she is a Vice President of said Inland Steel Company, one of the corporations described in and which executed the foregoing indenture; that said Marc Jeske resides in Wheaton, in the State of Illinois, and that he is an Assistant Secretary of said Inland Steel Company, one of the corporations described in and which executed the foregoing indenture; that they know the seal of said corporation; that the seal affixed to said indenture is such corporate seal; that said indenture was executed in behalf of said corporation by authority of its board of directors; that said seal was so affixed by authority of the board of directors of said corporation; that they did sign their respective names thereto by like authority; and they further severally acknowledged to me the signing, sealing and delivering of said indenture, and said indenture itself, to be the free and voluntary act and deed of said Inland Steel Company, and of themselves as such officers thereof, for the uses and purposes therein set forth.

        Given under my hand and official seal this 29th day of July, A.D. 1996.



                                        /s/ REGINA L. HOLLAND  ,
                                        -----------------------------------
                                        a resident of Cook County, Illinois
                                        Notary Public

My commission expires October 7, 1996.

State of Illinois  )
                   )  ss:
County of Cook     )

        I, Somsri Helmer, a Notary Public in and for the County and State aforesaid, Do Hereby Certify that on this 29th day of July, 1996, before me personally came and appeared in person, R. D. Manella, a Vice President, and Noreen Scaife, a Trust Officer, respectively, of The First National Bank of Chicago, one of the corporations described in the within, annexed and foregoing indenture, each to me personally known and personally known to me to be a Vice President and a Trust Officer, respectively, of said The First National Bank of Chicago, and personally known to me to be the same persons whose names are subscribed to said indenture, who subscribed the same in my presence and who severally acknowledged, and, being by me severally duly sworn, deposed and said:
That said R. D. Manella resides in Buffalo Grove, in the State of Illinois, and that he is a Vice President of said The First National Bank of Chicago, one of the corporations described in and which executed the foregoing indenture; that said Noreen Scaife resides in Chicago, in the State of Illinois, and that he is a Trust Officer of said The First National Bank of Chicago, one of the corporations described in and which executed the foregoing indenture; that they know the seal of said corporation; that the seal affixed to said indenture is such corporate seal; that said indenture was executed in behalf of said corporation by authority of its By-Laws; that said seal was so affixed by authority of the By-Laws of said corporation; that they did sign their respective names thereto by like authority; and they further severally acknowledged to me the signing, sealing and delivering of said indenture, and said indenture itself, to be the free and voluntary act and deed of said The First National Bank of Chicago, and of themselves as such officers thereof, for the uses and purposes therein set forth.

        Given under my hand and official seal this 29th day of July, A.D. 1996.


                                    /s/ SOMSRI HELMER  ,
                                    -----------------------------------
                                    a resident of Cook County, Illinois
                                    Notary Public

My commission expires January 14, 1999.

State of Illinois  )
                   )  ss:
County of Cook     )

        I, Somsri Helmer, a Notary Public in and for the County and State aforesaid, Do Hereby Certify that on this 29th day of July, 1996, before me personally came and appeared in person John G. Finley, to me personally known and personally known to me to be the person described in, and who executed, and the same person whose name is subscribed to, the within, annexed and foregoing indenture, and acknowledged the execution of, and that he signed, sealed, executed and delivered said Indenture as his free and voluntary act and deed for the uses and purposes therein set forth.

        Given under my hand and official seal this 29th day of July, A.D. 1996.


                                    /s/ SOMSRI HELMER  ,
                                    -----------------------------------
                                    a resident of Cook County, Illinois
                                    Notary Public

My commission expires January 14, 1999.